SUBJECT TO REVISION
TERM SHEET DATED OCTOBER 19, 1998                                     EXHIBIT 99

$749,746,000.00

$147,500,000.00 CLASS A-1 ___% ASSET BACKED NOTES
$232,000,000.00 CLASS A-2 ___% ASSET BACKED NOTES
$336,470,000.00 CLASS A-3 ___% ASSET BACKED NOTES
$ 33,776,000.00 CLASS B ___% ASSET BACKED NOTES

FIRST SECURITY-Registered Trademark- AUTO OWNER TRUST 1998-1
ISSUER

FIRST SECURITY BANK-Registered Trademark-, N.A.
SELLER AND SERVICER

Attached is a preliminary term sheet (the "TERM SHEET") describing the structure, collateral pool and certain aspects of the First Security-Registered Trademark- Auto Owner Trust 1998-1 (the "TRUST"). The information contained in the attached Term Sheet is referred to as the "INFORMATION".

The attached Term Sheet has been prepared with the cooperation of First Security Bank, N.A. (the "BANK"). Neither the underwriters, nor any of their affiliates, makes any representation as to the accuracy or completeness of the Information. The description of the collateral pool and other Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. In addition, the attached Term Sheet supersedes any prior term sheet.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, a final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. A final prospectus supplement will be filed after the securities have been priced and all of the terms and information are finalized. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication ("OFFERING DOCUMENTS") for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the J.P. Morgan Asset Finance Group at (212) 648-4506.

Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received the Offering Documents. The securities to be offered by the Trust under the Offering Documents have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                              UNDERWRITERS OF THE NOTES

J.P. MORGAN & CO.

                  CREDIT SUISSE FIRST BOSTON

                                            FIRST SECURITY CAPITAL MARKETS, INC.

          FIRST SECURITY-Registered Trademark- AUTO OWNER TRUST 1998-1 FIRST SECURITY BANK-Registered Trademark-, N.A., SELLER AND SERVICER

                              Subject to Revision

                       Term Sheet Dated October 19, 1998

      Capitalized terms used below which are not defined have the meanings specified in the Base Prospectus of First Security Bank-Registered Trademark-,
     N.A. Dated August 12, 1998 and pertaining to First Security-Registered Trademark- Auto Owner Trusts. A copy of such Prospectus is available from the
                 Securities and Exchange Commission and by contacting
                     J.P. Morgan Finance Group at (212) 648-4506.


Issuer  . . . . . . . .      First Security Auto Owner Trust 1998-1 (the "TRUST"
                             or the "ISSUER").

Indenture Trustee . . .      Bankers Trust Company will act as the Indenture
                             Trustee.

Owner Trustee . . . . .      Wilmington Trust Company will act as the Owner
                             Trustee.

The Notes . . . . . . .      The Notes offered hereby are:

                             1) Class A-1 ____% Asset Backed Notes in the aggregate principal amount of $147,500,000.00.

                             2) Class A-2 ____% Asset Backed Notes in the aggregate principal amount of $232,000,000.00.

                             3) Class A-3 ____% Asset Backed Notes in the aggregate principal amount of $336,470,000.00.

                             4)   Class B ____% Asset Backed Notes in the
                                  aggregate principal amount of $33,776,00.00.
                                  The Seller will retain a Class B Note in the aggregate principal amount of $311.45, which is not offered hereby.

Trust Property. . . . .      The principal property of the Trust will include,
                             among other things,: (i) a pool of fixed rate motor vehicle installment sale contracts and installment loans; (ii) all monies due or received thereunder on and after the Cutoff Date; (iii) security interests in the Financed Vehicles; and (iv) amounts on deposit in the Trust Accounts, including the Reserve Account.

Terms of the Notes:

    Distribution Date .      The 15th day of each month (or, if such day is
                             not a business day, the next succeeding business
                             day), beginning November 16, 1998.

    Interest. . . . . .      -    The interest rate for each Class of Notes is
                                  the fixed rate as specified on the cover page of this Term Sheet. Interest will be payable on all Notes on each Distribution Date.

                             - Interest on the Class A-1 Notes and the Class A-2 Notes will be calculated on the basis of the actual number of days from the last Distribution Date and a 360-day year.

                             - Interest on the Class A-3 Notes and the Class B Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

    Principal . . . . .      -    Principal on the Notes will be payable on each
                                  Distribution Date in an aggregate amount based on the amount of principal collected on the Receivables during the related Collection
                                  Period:

                                  -    first, 100% to the Class A Notes,
                                       sequentially, so that no principal will
                                       be paid on any class of Class A Notes
                                       until each class of Class A Notes with a lower numerical designation has been paid in full (e.g., no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full and no principal will be paid on the Class A-3 Notes until the Class A-1 Notes and the Class A-2 Notes have been paid in full); and

                                  -    second, 100% to the Class B Notes until
                                       paid in full.

                             - After an acceleration of the Notes following an Event of Default or if any Notes remain outstanding following the applicable Final Scheduled Distribution Date, in lieu of the above, principal payments will be made as follows:

                                  - first, to the Class A Noteholders ratably according to the amount due and payable on each class until all the Class A Notes have been paid in full; and

                                  - second, to the Class B Noteholders until the Class B Notes have been paid in full.

    Redemption. . . . .      The Class A-3 Notes and the Class B Notes will be
                             redeemed in whole on any Distribution Date if the Servicer exercises its option to purchase from the Trust the Receivables and other Trust Property. The
                             Servicer may exercise this option only if:

                             - the Aggregate Receivables Balance declines to 10% or less of the Aggregate Starting Receivables Balance;

                             - the aggregate of the Repurchase Amount of the Receivables (other than Liquidating Receivables) is greater than or equal to the sum of the outstanding principal balance of all Notes, plus accrued and unpaid interest thereon; and

                             - the Class A-1 Notes and the Class A-2 Notes have been paid in full.

                             The redemption price will be equal to the unpaid principal amount of the Class A-3 Notes and the Class B Notes, plus accrued and unpaid interest thereon.

    Subordination . . . .    The Class B Notes are subordinated to the Class A
                             Notes. This provides additional credit enhancement for the Class A Notes.

                             - No interest will be paid on the Class B Notes on any Distribution Date until all accrued and unpaid interest on the Class A Notes has been paid in full.

                             - No principal will be paid on the Class B Notes until all principal owed on all the Class A Notes has been paid in full.

    Reserve Account . . .    Funds on deposit in the Reserve Account
                             will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Notes due to delinquencies and defaults on the Receivables. Amounts in the Reserve
                             Account will also be available to pay servicing fees.

                             The Reserve Account will be funded as follows:

                             - On the Closing Date, the Seller will deposit the Reserve Account Initial Deposit of $18,743,657.79 into the Reserve Account.

                             - On each Distribution Date, any collections on the Receivables remaining after providing for all required payments to holders of the Notes, reimbursement of Outstanding Advances and the payment of the Total Servicing Fee will be deposited in the Reserve Account.

                             On each Distribution Date, any amount in the Reserve Account in excess of the Specified Reserve Account Balance will be paid to the Certificateholders. The Noteholders will have no further rights to any amounts paid to the Certificateholders from the Reserve Account.

                             The "SPECIFIED RESERVE ACCOUNT BALANCE" for any Distribution Date will equal 4.5% of the Aggregate Receivables Balance as of the last day of the related Collection Period. However, the Specified Reserve Account Balance will be calculated as 9.0% of the Aggregate Receivables Balance for any Distribution Date (beginning on February 15, 1999) on which the Average Net Loss Ratio exceeds 1.50% or the Average Delinquency Ratio exceeds 1.25%. In no event will the Specified Reserve Account Balance be less than the lesser of (i) $14,994,926.23 and
                             (ii) the aggregate outstanding principal amount of the Notes. We may change this definition without your consent so long as the change does not cause the ratings of the Notes to be reduced or withdrawn.

    Tax Status. . . . . .    As described in the Offering Documents, in the
                             opinion of Kirkland & Ellis, special tax counsel to the Seller, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation and the Notes will be characterized as debt. Prospective investors should consult their own tax advisors to determine the federal, state, local, and other tax consequences of the purchase, ownership and disposition of the Notes. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service
                             (the "IRS") with respect to any of the federal income tax consequences discussed herein and no assurance can be given that the IRS will not take a contrary position.

    ERISA Considerations.    As described in the Offering Documents, the Notes
                             may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security
                             Act of 1974, as amended ("ERISA"), upon
                             satisfaction of certain conditions described therein. Any benefit plan fiduciary considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions have been satisfied.

    Legal Investment. . .    The Class A-1 Notes will be eligible securities for
                             purchase by money market funds under paragraph
                             (a)(9) of Rule 2a-7 under the Investment Company
                             Act of 1940, as amended.

    Ratings . . . . . . .    We will not issue the Notes unless (1) the Class
                             A-1 Notes are rated in the highest short-term rating category, (2) the Class A-2 Notes and the Class A-3 Notes are rated in the highest long-term rating category and (3) the Class B Notes are rated at least investment grade, in each case by at least two nationally recognized statistical rating agencies (the "RATING AGENCIES"). After the Notes are issued, any ratings may be lowered or withdrawn by the applicable Rating Agency.

                                 THE RECEIVABLES

SELECTION CRITERIA

     Approximately 97.04% of the Aggregate Receivables Balance of Motor
Vehicle Loans were originated by the Seller through Dealers in the ordinary course of the Seller's business and in accordance with Seller's underwriting standards; the remainder of the Motor Vehicle Loans were made directly by the Seller to the Obligors in accordance with the Seller's underwriting standards. The Seller will warrant in the Agreement that all the Receivables have the following individual characteristics, among others: (i) the obligation of the related Obligor under each Receivable is secured by a security interest in either a new or used automobile or light truck; (ii) each Receivable has a contractual interest rate ("CONTRACT RATE") of at least 6.0% and not more than 29.0%; (iii) each Receivable had a remaining maturity, as of the Cutoff Date, of not less than 6 months and not more than 65 months; (iv) each Receivable had a remaining principal balance of not less than $100 and not more than $74,000 as of the Cutoff Date; (v) no Receivable was more than 29 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) each Receivable is a Simple Interest Receivable (as described below); (viii) the Dealer of the Financed Vehicle, if any, has no participation in, or other right to receive, any proceeds of the Receivable and (ix) each Receivable was originated on or after August 27, 1992. No procedures adverse to Noteholders were used by the Seller in selecting the Receivables to be transferred to the Trust on the Closing Date. All terms of the retail motor vehicle installment sale contracts and installment loans constituting the Receivables which are material to the Noteholders are described in the Prospectus.

CERTAIN CHARACTERISTICS

     As of the Cutoff Date, approximately 31.11% of the Aggregate
Receivables Balance was attributable to loans for purchases of new Financed Vehicles and approximately 68.89% of the Aggregate Receivables Balance was attributable to loans for purchases of used Financed Vehicles.

     The composition, distribution by Contract Rate and distribution by remaining term of the Receivables as of the Cutoff Date are set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

COMPOSITION OF THE RECEIVABLES



WEIGHTED AVERAGE
CONTRACT RATE OF    AGGREGATE RECEIVABLES         NUMBER OF                AVERAGE          WEIGHTED AVERAGE    WEIGHTED AVERAGE
  RECEIVABLES             BALANCES           RECEIVABLES IN POOL      RECEIVABLE BALANCE     ORIGINAL TERM       REMAINING TERM
----------------    ---------------------    -------------------      ------------------    ----------------    ----------------
     10.39%           $ 749,746,311.45             67,326                $  11,136.06           59.30 mos.          51.26 mos.

DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES



                                                                           PERCENTAGE OF
                                  NUMBER OF                                  AGGREGATE
CONTRACT RATE RANGE              RECEIVABLES     RECEIVABLES BALANCE    RECEIVABLES BALANCE
-------------------              -----------     -------------------    -------------------
6.00-6.99% .................           358        $     4,509,550.02          0.60%
7.00-7.99% .................         6,108        $    85,674,520.43         11.43%
8.00-8.99% .................        10,543        $   140,721,550.10         18.77%
9.00-9.99% .................        15,528        $   187,831,299.50         25.05%
10.00-10.99% ...............        10,933        $   119,176,134.70         15.90%
11.00-11.99% ...............         6,925        $    68,145,168.80          9.09%
12.00-12.99% ...............         6,171        $    57,206,961.81          7.63%
13.00-13.99% ...............         3,270        $    29,855,240.42          3.98%
14.00-14.99% ...............         2,394        $    19,832,647.55          2.65%
15.00-15.99% ...............         1,884        $    14,331,770.18          1.91%
16.00-16.99% ...............         1,064        $     8,237,460.58          1.10%
17.00-17.99% ...............           560        $     4,352,685.39          0.58%
18.00-18.99% ...............           723        $     4,641,838.83          0.62%
19.00-19,99% ...............           308        $     2,177,033.83          0.29%
20.00-20.99% ...............           111        $       694,264.94          0.09%
21.00-21.99% ...............           253        $     1,432,009.13          0.19%
22.00-22.99% ...............            67        $       338,882.29          0.05%
23.00-23.99% ...............            51        $       250,486.64          0.03%
24.00-24.99% ...............            34        $       158,313.86          0.02%
25.00-25.99% ...............            21        $        94,694.90          0.01%
26.00-26.99% ...............            13        $        52,638.15          0.01%
27.00-27.99% ...............             3        $         6,950.48          0.00%
28.00-28.99% ...............             2        $         2,823.19          0.00%
29.00% .....................             2        $        21,385.73          0.00%
                                 -----------     -------------------    -------------------
    Total ..................        67,326        $   749,746,311.45         100.0%
                                 -----------     -------------------    -------------------
                                 -----------     -------------------    -------------------



DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES



                                                                          PERCENTAGE OF
REMAINING TERM                  NUMBER OF                                   AGGREGATE
(MONTHS)                       RECEIVABLES       RECEIVABLE BALANCE    RECEIVABLES BALANCE
--------------                 -----------       ------------------    -------------------
6-12 ....................          1,271         $     3,001,920.12           0.40%
13-24 ...................          4,388         $    18,321,440.68           2.44%
25-36 ...................          8,724         $    59,490,189.25           7.93%
37-48 ...................         14,926         $   145,477,882.44          19.40%
49-60 ...................         35,185         $   477,609,679.10          63.70%
61-65 ...................          2,832         $    45,845,199.86           6.11%
                               -----------       ------------------    -------------------
    Total ...............         67,326         $   749,746,311.45          100.0%
                               -----------       ------------------    -------------------
                               -----------       ------------------    -------------------



     The following table sets forth the percentage of the Aggregate Receivables Balance of the Receivables in the states with the largest concentration of Receivables. No other state accounts for more than 1.0% of the Aggregate Receivables Balance of the Receivables.

GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES


                                                 PERCENTAGE OF
                                                   AGGREGATE
                   STATE                      RECEIVABLES BALANCE
                   -----                      -------------------
                   Washington .........             25.87%
                   Utah ...............             24.29%
                   Idaho ..............             21.03%
                   Nevada .............              9.63%
                   Oregon .............              8.70%
                   Montana ............              3.76%
                   California .........              2.31%
                   Wyoming ............              1.42%


PAYMENTS ON THE RECEIVABLES

     All Receivables provide for the allocation of payments according to the "Simple Interest" method (each a "SIMPLE INTEREST RECEIVABLE"). A Simple Interest Receivable provides for the amortization of the amount financed under the Receivable over a series of fixed level months payments (except that the last such payment may be different). However, each monthly payment consists of an installment of interest which is calculated on the basis of the Receivable Balance multiplied by the stated Contract Rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable the amount received is applied first to interest accrued and unpaid to the date of payment and the balance is applied to reduce the unpaid Receivable Balance of the Receivables. Accordingly, if an Obligor pays a fixed monthly installment before its schedule date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater, thereby having the effect of a prepayment. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the Receivable Balance as of such date.

     The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceedings from credit life, disability, theft or physical damage, insurance, repurchases by the Seller as a result of certain uncured breaches of the warranties made by it in the Sale and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Sale and Servicing Agreement with respect to the Receivables, or the Servicer exercising its option to purchase all of the remaining Receivables. Prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that an Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Seller.

WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model (the "MODEL"), is based on an assumed rate of prepayment (the "ABS") each month relative to the original number of receivables in a pool of receivables. The model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables and the final payment in respect of any class of Notes could occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table on the following pages captioned "Percent of Initial Principal Balance at Various ABS Percentages" (the "ABS TABLE") has been prepared on the basis of the characteristics of the Receivables, as described below. The ABS Table assumes that (i) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (iii) distributions on the Notes are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month) and (iv) the Servicer does not exercise its option to purchase the Receivables. The pool has an assumed cutoff date of September 23, 1998. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal balance of each class of the Notes that is projected to be outstanding after payments are made on each of the Distribution Dates shown at various constant ABS percentages. The ABS Table also indicates the month in which the Servicer can exercise its optional clean-up call and the associated projected average weighted life.

     The ABS Table also assumes that the Receivables have been aggregated into a hypothetical pool, with all of the Receivables within the pool having the following characteristics and that the level scheduled monthly payment (which is based on its Aggregate Receivables Balance, annual percentage rate ("APR"), original term to maturity and remaining term to maturity as of the Cutoff Date) will be such that the pool will be fully amortized by the end of its remaining term to maturity.



        Aggregate                           Original Term          Remaining Term
   Receivables Balance         APR        to Maturity (mos.)      to Maturity (mos.)
   -------------------         ---        ------------------      ------------------
   $749,746,311.45           10.387%             59                     51



     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within the hypothetical pool could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of the Notes.

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES



                                                               CLASS A NOTES
                  ---------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE         CLASS A-1 NOTES                     CLASS A-2 NOTES                       CLASS A-3 NOTES
----------------- ---------------------------------   ---------------------------------   ---------------------------------
                   0.0%     1.2%     1.5%     1.8%     0.0%     1.2%     1.5%     1.8%     0.0%     1.2%     1.5%     1.8%
                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing Date      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/98 ........  92.03    85.39    83.50    81.51   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/98 ........  83.99    70.92    67.21    63.29   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
1/15/99 .........  75.88    56.60    51.12    45.34   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
2/15/99 .........  67.70    42.43    35.25    27.66   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
3/15/99 .........  59.45    28.41    19.59    10.27   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
4/15/99 .........  51.13    14.54     4.14     0.00   100.00   100.00   100.00    95.65   100.00   100.00   100.00   100.00
5/15/99 .........  42.74     0.83     0.00     0.00   100.00   100.00    92.96    84.96   100.00   100.00   100.00   100.00
6/15/99 .........  34.27     0.00     0.00     0.00   100.00    91.91    83.42    74.45   100.00   100.00   100.00   100.00
7/15/99 .........  25.73     0.00     0.00     0.00   100.00    83.39    74.03    64.14   100.00   100.00   100.00   100.00
8/15/99 .........  17.12     0.00     0.00     0.00   100.00    74.98    64.78    54.01   100.00   100.00   100.00   100.00
9/15/99 .........   8.43     0.00     0.00     0.00   100.00    66.67    55.68    44.07   100.00   100.00   100.00   100.00
10/15/99 ........   0.00     0.00     0.00     0.00    99.79    58.47    46.73    34.34   100.00   100.00   100.00   100.00
11/15/99 ........   0.00     0.00     0.00     0.00    94.17    50.38    37.94    24.80   100.00   100.00   100.00   100.00
12/15/99 ........   0.00     0.00     0.00     0.00    88.50    42.39    29.30    15.46   100.00   100.00   100.00   100.00
1/15/00 .........   0.00     0.00     0.00     0.00    82.78    34.52    20.81     6.33   100.00   100.00   100.00   100.00
2/15/00 .........   0.00     0.00     0.00     0.00    77.02    26.76    12.49     0.00   100.00   100.00   100.00    98.21
3/15/00 .........   0.00     0.00     0.00     0.00    71.20    19.12     4.32     0.00   100.00   100.00   100.00    92.21
4/15/00 .........   0.00     0.00     0.00     0.00    65.33    11.59     0.00     0.00   100.00   100.00    97.46    86.35
5/15/00 .........   0.00     0.00     0.00     0.00    59.41     4.18     0.00     0.00   100.00   100.00    92.06    80.64
6/15/00 .........   0.00     0.00     0.00     0.00    53.44     0.00     0.00     0.00   100.00    97.85    86.77    75.07
7/15/00 .........   0.00     0.00     0.00     0.00    47.42     0.00     0.00     0.00   100.00    92.91    81.61    69.67
8/15/00 .........   0.00     0.00     0.00     0.00    41.35     0.00     0.00     0.00   100.00    88.05    76.56    64.42
9/15/00 .........   0.00     0.00     0.00     0.00    35.23     0.00     0.00     0.00   100.00    83.28    71.63    59.32
10/15/00 ........   0.00     0.00     0.00     0.00    29.05     0.00     0.00     0.00   100.00    78.59    66.82    54.39
11/15/00 ........   0.00     0.00     0.00     0.00    22.82     0.00     0.00     0.00   100.00    73.99    62.14    49.61
12/15/00 ........   0.00     0.00     0.00     0.00    16.53     0.00     0.00     0.00   100.00    69.49    57.58    45.00
1/15/01 .........   0.00     0.00     0.00     0.00    10.19     0.00     0.00     0.00   100.00    65.07    53.15    40.56
2/15/01 .........   0.00     0.00     0.00     0.00     3.79     0.00     0.00     0.00   100.00    60.74    48.85    36.29
3/15/01 .........   0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    98.17    56.51    44.68    32.18
4/15/01 .........   0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    93.68    52.38    40.64    28.25


DISTRIBUTION DATE             CLASS B NOTES
-----------------   ---------------------------------
                     0.0%     1.2%     1.5%     1.8%
                    ------   ------   ------   ------
Closing Date.....   100.00   100.00   100.00   100.00
11/15/98 ........   100.00   100.00   100.00   100.00
12/15/98 ........   100.00   100.00   100.00   100.00
1/15/99 .........   100.00   100.00   100.00   100.00
2/15/99 .........   100.00   100.00   100.00   100.00
3/15/99 .........   100.00   100.00   100.00   100.00
4/15/99 .........   100.00   100.00   100.00   100.00
5/15/99 .........   100.00   100.00   100.00   100.00
6/15/99 .........   100.00   100.00   100.00   100.00
7/15/99 .........   100.00   100.00   100.00   100.00
8/15/99 .........   100.00   100.00   100.00   100.00
9/15/99 .........   100.00   100.00   100.00   100.00
10/15/99 ........   100.00   100.00   100.00   100.00
11/15/99 ........   100.00   100.00   100.00   100.00
12/15/99 ........   100.00   100.00   100.00   100.00
1/15/00 .........   100.00   100.00   100.00   100.00
2/15/00 .........   100.00   100.00   100.00   100.00
3/15/00 .........   100.00   100.00   100.00   100.00
4/15/00 .........   100.00   100.00   100.00   100.00
5/15/00 .........   100.00   100.00   100.00   100.00
6/15/00 .........   100.00   100.00   100.00   100.00
7/15/00 .........   100.00   100.00   100.00   100.00
8/15/00 .........   100.00   100.00   100.00   100.00
9/15/00 .........   100.00   100.00   100.00   100.00
10/15/00 ........   100.00   100.00   100.00   100.00
11/15/00 ........   100.00   100.00   100.00   100.00
12/15/00 ........   100.00   100.00   100.00   100.00
1/15/01 .........   100.00   100.00   100.00   100.00
2/15/01 .........   100.00   100.00   100.00   100.00
3/15/01 .........   100.00   100.00   100.00   100.00
4/15/01 .........   100.00   100.00   100.00   100.00

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES



                                                               CLASS A NOTES
                      ---------------------------------------------------------------------------------------
DISTRIBUTION DATE         CLASS A-1 NOTES                     CLASS A-2 NOTES          CLASS A-3 NOTES
-----------------     --------------------------- --------------------------- -------------------------------
                       0.0%   1.2%   1.5%   1.8%   0.0%   1.2%   1.5%   1.8%    0.0%    1.2%    1.5%    1.8%
                      ------ ------ ------ ------ ------ ------ ------ ------ ------- ------- ------- -------
5/15/01 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   89.16   48.34   36.74   24.49
6/15/01 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   84.59   44.40   32.98   20.92
7/15/01 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   79.99   40.55   29.35   17.52
8/15/01 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   75.35   36.81   25.86   14.30
9/15/01 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   70.66   33.17   22.52   11.27*
10/15/01 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   65.94   29.63   19.32    8.42
11/15/01 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   61.17   26.20   16.26    5.77
12/15/01 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   56.37   22.87   13.35    3.30
1/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   51.52   19.65   10.60*   1.04
2/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   46.63   16.54    7.99    0.00
3/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   41.70   13.54    5.54    0.00
4/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   36.72   10.65*   3.25    0.00
5/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   31.70    7.88    1.11    0.00
6/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   26.64    5.22    0.00    0.00
7/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   21.54    2.67    0.00    0.00
8/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   16.39    0.25    0.00    0.00
9/15/02 ..........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   11.19*   0.00    0.00    0.00
10/15/02 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    5.95    0.00    0.00    0.00
11/15/02 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.67    0.00    0.00    0.00
12/15/02 .........     0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00    0.00
Weighted Average
Life (years) (1) .     0.50   0.28   0.25   0.22   1.70   1.08   0.97   0.86    3.25    2.59    2.37    2.13
*Weighted Average
Life to Optional
Clean Up Call
(years) (1) ......                                                              3.24    2.57    2.34    2.11
*Optional Clean Up
Call Date (mo/yr)                                                               9/02    4/02    1/02    9/01


DISTRIBUTION DATE                   CLASS B NOTES
-----------------        ---------------------------------
                          0.0%     1.2%     1.5%     1.8%
                         ------   ------   ------   ------
5/15/01 ..........       100.00   100.00   100.00   100.00
6/15/01 ..........       100.00   100.00   100.00   100.00
7/15/01 ..........       100.00   100.00   100.00   100.00
8/15/01 ..........       100.00   100.00   100.00   100.00
9/15/01 ..........       100.00   100.00   100.00   100.00*
10/15/01 .........       100.00   100.00   100.00   100.00
11/15/01 .........       100.00   100.00   100.00   100.00
12/15/01 .........       100.00   100.00   100.00   100.00
1/15/02 ..........       100.00   100.00   100.00*  100.00
2/15/02 ..........       100.00   100.00   100.00    89.69
3/15/02 ..........       100.00   100.00   100.00    71.04
4/15/02 ..........       100.00   100.00*  100.00    54.42
5/15/02 ..........       100.00   100.00   100.00    39.83
6/15/02 ..........       100.00   100.00    91.35    27.32
7/15/02 ..........       100.00   100.00    73.27    16.90
8/15/02 ..........       100.00   100.00    56.83     8.61
9/15/02 ..........       100.00*   79.54    42.06     2.47
10/15/02 .........       100.00    57.80    28.96     0.00
11/15/02 .........       100.00    37.28    17.57     0.00
12/15/02 .........        53.56    18.01     7.91     0.00
Weighted Average
Life (years) (1) .         4.16     4.02     3.88     3.54
*Weighted Average
Life to Optional
Clean Up Call
(years) (1) ......         3.86     3.45     3.20     2.86
*Optional Clean Up
Call Date (mo/yr)          9/02     4/02     1/02     9/01


----------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related principal balance of the Note.

          The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                    DELINQUENCY AND LOSS EXPERIENCE OF SELLER

     The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's entire portfolio of Motor Vehicle Loans (including Motor Vehicle Loans that it previously sold but continues to service). The tables include both Mother Vehicle Loans originated directly by the Bank and through Dealers in a relative proportion substantially similar to the Motor Vehicle Loans to be transferred to the Trust. Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as increased competition for Obligors, rising consumer debt burden per household and increases in personal bankruptcies.

     No assurance can be made, that the delinquency and loss experience for the Motor Vehicle Loans as a whole or those transferred to the Trust will be similar to the historical experience set forth below.

DELINQUENCY EXPERIENCE




                                  Nine Months Ended September 30,                     As of December 31,
                                    1998                   1997                   1997                   1996
                            -------------------    -------------------    -------------------    -------------------
                             Number                 Number                 Number                 Number
                            of Loans     Amount    of Loans     Amount    of Loans     Amount    of Loans     Amount
                            --------     ------    --------     ------    --------     ------    --------     ------
                                                                                      (DOLLARS IN THOUSANDS)
 Portfolio at Period End..  288,900   $ 3,261,808  231,374   $ 2,402,246  242,396   $ 2,557,565  200,922   $ 1,979,782
 Delinquency(1)
      30-59 Days..........    3,869   $    40,872    3,341   $    33,377    3,557   $    35,995    3,380   $    31,646
      60-89 Days..........    1,141   $    12,728      807   $     8,440      765   $     8,035    1,209   $    11,330
      90 Days or More.....      638   $     6,923      394   $     4,320      444   $     4,694      600   $     5,947
 Total Delinquencies......    5,648   $    60,522    4,542   $    46,137    4,766   $    48,724    5,189   $    48,923
 Total Delinquencies
      as Percentage of
      the Portfolio.......    1.96%         1.86%    1.96%         1.92%    1.97%         1.91%    2.58%         2.47%


                                         As of December 31,
                                    1995                   1994
                            -------------------    -------------------
                             Number                 Number
                            of Loans     Amount    of Loans     Amount
                            --------     ------    --------     ------
 Portfolio at Period End..  193,634   $ 1,824,411  197,996   $ 1,885,491
 Delinquency(1)
      30-59 Days..........    2,867   $    24,914    2,345   $    20,775
      60-89 Days..........      557   $     5,358      603   $     5,839
      90 Days or More.....      255   $     2,462      273   $     2,594
 Total Delinquencies......    3,679   $    32,734    3,221   $    29,208
 Total Delinquencies
      as Percentage of
      the Portfolio.......    1.90%         1.79%    1.63%         1.55%



-----------------
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.


CREDIT LOSS/REPOSSESSION EXPERIENCE



                                                       Nine Months Ended
                                                          September 30,                     Year Ended December 31,
                                                    ------------------------  --------------------------------------------------
                                                        1998         1997         1997         1996         1995         1994
                                                    -----------  -----------  -----------  -----------  -----------  -----------
                                                                                 (DOLLARS IN THOUSANDS)
Portfolio Balance at Period End..................   $ 3,261,808  $ 2,402,246  $ 2,557,565  $ 1,979,782  $ 1,824,411  $ 1,885,491
Average Portfolio Balance During Period..........   $ 2,886,636  $ 2,190,936  $ 2,270,731  $ 1,883,171  $ 1,850,693  $ 1,670,756
Average Number of Loans Outstanding During
  the Period.....................................       264,609      216,426      222,092      195,749      195,834      180,660
Number of Repossessions During the Period........         4,579        3,666        4,967        4,198        4,153        3,528
Number of Repossessions as percentage
  of Average Number of Loans Outstanding (A).....         2.31%        2.26%        2.24%        2.14%        2.12%        1.95%
Gross Charge-offs(1).............................   $    35,752  $    29,691  $    39,184  $    29,488  $    25,644  $    17,354
Recoveries on Loans Previously Charged Off(2)....   $    13,812  $    13,196  $    16,901  $    11,849  $    11,321  $     8,370
Net Charge-offs(3)...............................   $    21,940  $    16,495  $    22,283  $    17,639  $    14,323  $     8,984
Net Charge-offs as a Percentage of Portfolio
  Balance at Period End (A)......................         0.90%        0.92%        0.87%        0.89%        0.79%        0.48%
Net Charge-offs as a Percentage of Average
  Balance During Period (A)......................         1.01%        1.00%        0.98%        0.94%        0.77%        0.54%



----------------
(A)  September figures have been annualized.
(1)  Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the Trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.